Exhibit 23

EXECUTION VERSION

AMENDMENT TO THE CONFIRMATION

To:	JJ Media Investment Holding Limited c/o Focus Media Holding Limited 28-30 /F, Zhao Feng World Trade Building 369 Jiangsa Road Shanghai 200050 People’s Republic of China

From:	Goldman Sachs International

Subject:	Capped Call Transaction 1

Ref. No:	SDB1631930669

Date:	September 30, 2011

The purpose of this Amendment to the Confirmation (this “Amendment”) is to amend certain terms and conditions of the Transaction (as defined below) entered into between Goldman Sachs International (“GSI”) and JJ Media Investment Holding Limited (“Counterparty”) (together, the “Contracting Parties”).

This Amendment amends, supplements and forms part of the Confirmation, dated as of September 7, 2010 (as amended by the Amendment to the Confirmation, dated as of June 22, 2011, the “Confirmation”), between the Contracting Parties, in respect of a certain Capped Call Transaction 1 (the “Transaction”) relating to the Shares, supplementing the Master Confirmation, dated as of September 7, 2010, between the Contracting Parties (the “Master Confirmation”), as amended by the Amendment to the Master Confirmation, dated as of June 21, 2011, and as further amended or supplemented from time to time. Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Confirmation or the Master Confirmation, as applicable.

In consideration of the premises and the agreements, provisions and covenants contained in this Amendment, the Contracting Parties hereby agree as follows:

1. The effectiveness of the provisions of paragraphs 2, 3, 4 and 6 of this Amendment shall be subject to the following conditions (the time at which the last such condition is satisfied being the “Amendment Effective Time”):

a.	Underlying Shares Issuer and GSI shall have executed a letter agreement in respect of certain matters relating to this Amendment; and

b.	The representations and warranties of Underlying Shares Issuer contained in the letter agreement referenced in clause (a) above shall be true and correct as of the date hereof.

***	Certain confidential information contained in this document, marked by brackets and asterisks, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2. Subject to paragraph 1 of this Amendment, the Confirmation is hereby amended as follows:

a.	For purposes of the Transaction to which the Confirmation relates, the definition in the Master Confirmation for each of the following defined terms is hereby replaced with the respective definition that follows:

Cash Settlement:	Notwithstanding Section 8.1 of the Equity Definitions, on each Cash Settlement Payment Date for the Transaction, for the respective Components of the Transaction for such Cash Settlement Payment Date, GSI shall pay to Counterparty an amount equal to (i) the sum of the Option Cash Settlement Amounts for all such Components of the Transaction minus (ii) the aggregate amount paid to Counterparty by GSI for all such Components of the Transaction pursuant to the provisions opposite the caption “Cash Settlement Prepayment” in respect of each Periodic Prepayment Date occurring prior to such Cash Settlement Payment Date; provided that, if, as of any Cash Settlement Payment Date, Counterparty shall not have fulfilled its obligations under paragraph 6 of this Amendment, such Cash Settlement Payment Date shall be postponed to occur as of the first such date such obligations have been fulfilled; provided, further that, for the avoidance of doubt, the occurrence of the Cash Settlement Payment Date pursuant to clause (ii) of the definition of Cash Settlement Payment Date will result in (x) full settlement of the Components of the Transaction with an Expiration Date occurring on or prior to [***] and (y) any 20% decrease in the “Number of Options” for the Transaction pursuant to the provisions opposite the caption “Corporate Transaction Adjustment” in the Master Confirmation that is made after such Cash Settlement Payment Date not being made for any Component of the Transaction with an Expiration Date occurring on or prior to [***].

Cash Settlement Payment Date:	(i) For each Component of the Transaction with an Expiration Date occurring on or prior to [***], the third (3rd) Currency Business Day following [***]; (ii) for each Component of the Transaction with an Expiration Date occurring during the period commencing on [***] and ending on, and including [***], the third (3rd) Currency Business Day following [***]; and (iii) for all other Components of the Transaction, the third (3rd) Currency Business Day following the Expiration Date for such Component with the latest scheduled Expiration Date.

b.	For purposes of the Transaction to which the Confirmation relates, the definition of the term “Periodic Prepayment Date” is hereby deleted and replaced with the following:

Periodic Prepayment Date:	(i) For each Component of the Transaction with an Expiration Date occurring on or prior to [***]; (ii) for each Component of the Transaction with an Expiration Date occurring after [***] and prior to the date one Settlement Cycle immediately preceding the Cash Settlement Payment Date determined pursuant to clause (iii) of the definition of Cash Settlement Payment Date, the third (3rd) Currency Business Day following the Expiration Date for such Component; provided that, for the avoidance of doubt, there shall be no Periodic Prepayment Date for each Component of the Transaction with an Expiration Date occurring after [***] and on or prior to [***].

3. Subject to paragraph 1 of this Amendment, the Confirmation is hereby amended by (i) replacing the table therein setting forth the Component Number of Options, the Strike Price and Cap Price with respect to the specified Components and scheduled Expiration Date for each Component of the Transaction to which the Confirmation relates with the table set forth in Attachment 1 hereto and (ii) replacing the date opposite the caption “Final Disruption Date” therein with the date January 4, 2012.

4. Subject to paragraph 1 of this Amendment, for purposes of the Transaction to which the Confirmation relates, the provisions opposite the caption “Corporate Transaction Adjustment” in the Master Confirmation shall be amended by replacing the portion of the proviso in “Corporate Transaction Adjustment” from the beginning of such proviso to, and including, the words “any Component” immediately preceding the parenthetical “(the “Unwind Reference Period”)” in the fifth and sixth lines thereafter in its entirety with the following: “provided that, the occurrence of a Corporate Transaction Event or a Related Corporate Transaction Event during the period consisting of (x) the period commencing on the date that is ten (10) Scheduled Trading Days prior to the scheduled Expiration Date specified for the first Component for any Transaction and concluding on the last Valuation Date to occur for any Component with a scheduled Expiration Date of [***], and (y) the period commencing on the date that is ten (10) Scheduled Trading Days prior to the first scheduled Expiration Date for any Component of any Transaction scheduled to occur after [***] and concluding on the last Valuation Date to occur for any Component”.

5. (i) In connection with this Amendment, as of the date hereof, each Contracting Party repeats its representations contained in Section 3 of the Agreement and its representations, warranties and agreements contained in Section 6 of the Master Confirmation (except for Section 6(b)(i) of the Master Confirmation).

(ii) Counterparty represents and warrants to, and agrees with, GSI that, as of the date hereof, Counterparty is not aware of any material nonpublic information concerning Underlying Shares Issuer, the Shares or the Underlying Shares.

(iii) For the avoidance of doubt, GSI hereby agrees that neither the entry into this Amendment by Counterparty nor any discussions or communications between the Contracting Parties regarding this Amendment shall be construed in any way as a breach by Counterparty of its agreement contained in Section 6(e) of the Master Confirmation.

6. Subject to paragraph 1 of this Amendment, for purposes of the Transaction to which the Confirmation relates, GSI hereby agrees that none of the announcement by Underlying Share Issuer or Counterparty of, the entry by the Underlying Share Issuer, under its USD 450 million Share repurchase program, into a 10b5-1 open market repurchase agreement on or about the date hereof or any transactions effected pursuant to such repurchase agreement shall constitute a Corporate Transaction Event or a Related Corporate Transaction Event under the Master Confirmation except for purchases under such program that are effected during the period commencing on the date that is ten (10) Scheduled Trading Days prior to the first scheduled Expiration Date for any Component of any Transaction scheduled to occur after [***] and concluding on the last Valuation Date to occur for any Component.

7. In connection with the amendments contemplated hereby, by 5:00 P.M., New York City time, on the fifth (5th) Scheduled Trading Day immediately following the date hereof, Counterparty shall have delivered to GSI an opinion of British Virgin Islands counsel in form and substance reasonably satisfactory to GSI in respect of this Amendment.

8. This Amendment amends solely the terms and provisions of the Transaction, the Confirmation and the Master Confirmation set forth herein and nothing in this Amendment is intended or shall be construed as amending or waiving any other terms or provisions of the Transaction, the Confirmation, the Master Confirmation or any other rights of the Contracting Parties under the Transaction, the Confirmation or the Master Confirmation. The Contracting Parties acknowledge that each of the Transaction, the Confirmation and the Master Confirmation (each as amended by this Amendment) are in full force and effect and is hereby confirmed and ratified in all respects. References in the Master Confirmation and the Confirmation to the Transaction, to the Confirmation or to the Master Confirmation shall mean the Transaction, the Confirmation and the Master Confirmation as amended by this Amendment.

9. This Amendment and all matters arising in connection with this Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York (without reference to its choice of laws doctrine other than Title 14 of Article 5 of the New York General Obligations Law).

10. Counterparty hereby confirms that its Process Agent for the purpose of Section 13(c) of the Agreement is Law Debenture Corporate Services Inc.

11. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

[Remainder of page left blank intentionally]

Counterparty hereby agrees to confirm that the foregoing (in the exact form provided by GSI) correctly sets forth the terms of the agreement between GSI and Counterparty with respect to this Amendment, by manually signing this Amendment or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to Equity Derivatives Documentation Department, Facsimile No. 212-428-1980/1983.

Yours faithfully,

GOLDMAN SACHS INTERNATIONAL

By:	/s/ Simon Watson
Name:	Simon Watson
Title:	Managing Director

Agreed and Accepted By:

JJ MEDIA INVESTMENT HOLDING LIMITED

By:	/s/ Jason Nanchun Jiang
Name:	Jason Nanchun Jiang
Title:	Director

[Signature Page to the Amendment to the Confirmation—Capped Call Transaction 1]

ATTACHMENT 1

For each Component of the Transaction, the Component Number of Options, the Strike Price and Cap Price with respect to the specified Components and scheduled Expiration Date (and, solely for illustrative purposes, the expected prepayment date and the expected settlement date) are set forth below:

Component Number	Component Number of Options	Strike Price	Cap Price	Expiration Date	Expected Prepayment Date (post [***] expiry 80%)	Expected Settlement Date (post [***] expiry 20%)
[***]	[***]	[***]	[***]	[***]	[***]	[***]

EXECUTION VERSION

AMENDMENT TO THE CONFIRMATION

To:	JJ Media Investment Holding Limited c/o Focus Media Holding Limited 28-30 /F, Zhao Feng World Trade Building 369 Jiangsa Road Shanghai 200050 People’s Republic of China

From:	Goldman Sachs International

Subject:	Capped Call Transaction 2

Ref. No:	SDB1631930669

Date:	September 30, 2011

The purpose of this Amendment to the Confirmation (this “Amendment”) is to amend certain terms and conditions of the Transaction (as defined below) entered into between Goldman Sachs International (“GSI”) and JJ Media Investment Holding Limited (“Counterparty”) (together, the “Contracting Parties”).

This Amendment amends, supplements and forms part of the Confirmation, dated as of September 7, 2010 (as amended by the Amendment to the Confirmation, dated as of June 22, 2011, the “Confirmation”), between the Contracting Parties, in respect of a certain Capped Call Transaction 2 (the “Transaction”) relating to the Shares, supplementing the Master Confirmation, dated as of September 7, 2010, between the Contracting Parties (the “Master Confirmation”), as amended by the Amendment to the Master Confirmation, dated as of June 21, 2011, and as further amended or supplemented from time to time. Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Confirmation or the Master Confirmation, as applicable.

In consideration of the premises and the agreements, provisions and covenants contained in this Amendment, the Contracting Parties hereby agree as follows:

1. The effectiveness of the provisions of paragraphs 2, 3, 4 and 6 of this Amendment shall be subject to the following conditions (the time at which the last such condition is satisfied being the “Amendment Effective Time”):

a.	Underlying Shares Issuer and GSI shall have executed a letter agreement in respect of certain matters relating to this Amendment; and

b.	The representations and warranties of Underlying Shares Issuer contained in the letter agreement referenced in clause (a) above shall be true and correct as of the date hereof.

***	Certain confidential information contained in this document, marked by brackets and asterisks, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2. Subject to paragraph 1 of this Amendment, the Confirmation is hereby amended as follows:

a.	For purposes of the Transaction to which the Confirmation relates, the definition in the Master Confirmation for each of the following defined terms is hereby replaced with the respective definition that follows:

Cash Settlement:	Notwithstanding Section 8.1 of the Equity Definitions, on each Cash Settlement Payment Date for the Transaction, for the respective Components of the Transaction for such Cash Settlement Payment Date, GSI shall pay to Counterparty an amount equal to (i) the sum of the Option Cash Settlement Amounts for all such Components of the Transaction minus (ii) the aggregate amount paid to Counterparty by GSI for all such Components of the Transaction pursuant to the provisions opposite the caption “Cash Settlement Prepayment” in respect of each Periodic Prepayment Date occurring prior to such Cash Settlement Payment Date; provided that, if, as of any Cash Settlement Payment Date, Counterparty shall not have fulfilled its obligations under paragraph 6 of this Amendment, such Cash Settlement Payment Date shall be postponed to occur as of the first such date such obligations have been fulfilled; provided, further that, for the avoidance of doubt, the occurrence of the Cash Settlement Payment Date pursuant to clause (ii) of the definition of Cash Settlement Payment Date will result in (x) full settlement of the Components of the Transaction with an Expiration Date occurring on or prior to [***] and (y) any 20% decrease in the “Number of Options” for the Transaction pursuant to the provisions opposite the caption “Corporate Transaction Adjustment” in the Master Confirmation that is made after such Cash Settlement Payment Date not being made for any Component of the Transaction with an Expiration Date occurring on or prior to [***].

Cash Settlement Payment Date:	(i) For each Component of the Transaction with an Expiration Date occurring on or prior to [***], the third (3rd) Currency Business Day following [***]; (ii) for each Component of the Transaction with an Expiration Date occurring during the period commencing on [***] and ending on, and including [***], the third (3rd) Currency Business Day following [***]; and (iii) for all other Components of the Transaction, the third (3rd) Currency Business Day following the Expiration Date for such Component with the latest scheduled Expiration Date.

b.	For purposes of the Transaction to which the Confirmation relates, the definition of the term “Periodic Prepayment Date” is hereby deleted and replaced with the following:

Periodic Prepayment Date:	(i) For each Component of the Transaction with an Expiration Date occurring on or prior to [***], (ii) for each Component of the Transaction with an Expiration Date occurring after [***] and prior to the date one Settlement Cycle immediately preceding the Cash Settlement Payment Date determined pursuant to clause (iii) of the definition of Cash Settlement Payment Date, the third (3rd) Currency Business Day following the Expiration Date for such Component; provided that, for the avoidance of doubt, there shall be no Periodic Prepayment Date for each Component of the Transaction with an Expiration Date occurring after [***] and on or prior to [***].

3. Subject to paragraph 1 of this Amendment, the Confirmation is hereby amended by (i) replacing the table therein setting forth the Component Number of Options, the Strike Price and Cap Price with respect to the specified Components and scheduled Expiration Date for each Component of the Transaction to which the Confirmation relates with the table set forth in Attachment 1 hereto and (ii) replacing the date opposite the caption “Final Disruption Date” therein with the date January 4, 2012.

4. Subject to paragraph 1 of this Amendment, for purposes of the Transaction to which the Confirmation relates, the provisions opposite the caption “Corporate Transaction Adjustment” in the Master Confirmation shall be amended by replacing the portion of the proviso in “Corporate Transaction Adjustment” from the beginning of such proviso to, and including, the words “any Component” immediately preceding the parenthetical “(the “Unwind Reference Period”)” in the fifth and sixth lines thereafter in its entirety with the following: “provided that, the occurrence of a Corporate Transaction Event or a Related Corporate Transaction Event during the period consisting of (x) the period commencing on the date that is ten (10) Scheduled Trading Days prior to the scheduled Expiration Date specified for the first Component for any Transaction and concluding on the last Valuation Date to occur for any Component with a scheduled Expiration Date of [***], and (y) the period commencing on the date that is ten (10) Scheduled Trading Days prior to the first scheduled Expiration Date for any Component of any Transaction scheduled to occur after [***] and concluding on the last Valuation Date to occur for any Component”.

5. (i) In connection with this Amendment, as of the date hereof, each Contracting Party repeats its representations contained in Section 3 of the Agreement and its representations, warranties and agreements contained in Section 6 of the Master Confirmation (except for Section 6(b)(i) of the Master Confirmation).

(ii) Counterparty represents and warrants to, and agrees with, GSI that, as of the date hereof, Counterparty is not aware of any material nonpublic information concerning Underlying Shares Issuer, the Shares or the Underlying Shares.

(iii) For the avoidance of doubt, GSI hereby agrees that neither the entry into this Amendment by Counterparty nor any discussions or communications between the Contracting Parties regarding this Amendment shall be construed in any way as a breach by Counterparty of its agreement contained in Section 6(e) of the Master Confirmation.

6. Subject to paragraph 1 of this Amendment, for purposes of the Transaction to which the Confirmation relates, GSI hereby agrees that none of the announcement by Underlying Share Issuer or Counterparty of, the entry by the Underlying Share Issuer, under its USD 450 million Share repurchase program, into a 10b5-1 open market repurchase agreement on or about the date hereof or any transactions effected pursuant to such repurchase agreement shall constitute a Corporate Transaction Event or a Related Corporate Transaction Event under the Master Confirmation except for purchases under such program that are effected during the period commencing on the date that is ten (10) Scheduled Trading Days prior to the first scheduled Expiration Date for any Component of any Transaction scheduled to occur after [***] and concluding on the last Valuation Date to occur for any Component.

7. In connection with the amendments contemplated hereby, by 5:00 P.M., New York City time, on the fifth (5th) Scheduled Trading Day immediately following the date hereof, Counterparty shall have delivered to GSI an opinion of British Virgin Islands counsel in form and substance reasonably satisfactory to GSI in respect of this Amendment.

8. This Amendment amends solely the terms and provisions of the Transaction, the Confirmation and the Master Confirmation set forth herein and nothing in this Amendment is intended or shall be construed as amending or waiving any other terms or provisions of the Transaction, the Confirmation, the Master Confirmation or any other rights of the Contracting Parties under the Transaction, the Confirmation or the Master Confirmation. The Contracting Parties acknowledge that each of the Transaction, the Confirmation and the Master Confirmation (each as amended by this Amendment) are in full force and effect and is hereby confirmed and ratified in all respects. References in the Master Confirmation and the Confirmation to the Transaction, to the Confirmation or to the Master Confirmation shall mean the Transaction, the Confirmation and the Master Confirmation as amended by this Amendment.

9. This Amendment and all matters arising in connection with this Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York (without reference to its choice of laws doctrine other than Title 14 of Article 5 of the New York General Obligations Law).

10. Counterparty hereby confirms that its Process Agent for the purpose of Section 13(c) of the Agreement is Law Debenture Corporate Services Inc.

11. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

[Remainder of page left blank intentionally]

Counterparty hereby agrees to confirm that the foregoing (in the exact form provided by GSI) correctly sets forth the terms of the agreement between GSI and Counterparty with respect to this Amendment, by manually signing this Amendment or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to Equity Derivatives Documentation Department, Facsimile No. 212-428-1980/1983.

Yours faithfully,

GOLDMAN SACHS INTERNATIONAL

By:	/s/ Simon Watson
Name:	Simon Watson
Title:	Managing Director

Agreed and Accepted By:

JJ MEDIA INVESTMENT HOLDING LIMITED

By:	/s/ Jason Nanchun Jiang
Name:	Jason Nanchun Jiang
Title:	Director

[Signature Page to the Amendment to the Confirmation—Capped Call Transaction 2]

ATTACHMENT 1

For each Component of the Transaction, the Component Number of Options, the Strike Price and Cap Price with respect to the specified Components and scheduled Expiration Date (and, solely for illustrative purposes, the expected prepayment date and the expected settlement date) are set forth below:

Component Number	Component Number of Options	Strike Price	Cap Price	Expiration Date	Expected Prepayment Date (post [***] expiry 80%)	Expected Settlement Date (post [***] expiry 20%)
[***]	[***]	[***]	[***]	[***]	[***]	[***]

EXECUTION VERSION

AMENDMENT TO THE CONFIRMATION

To:	JJ Media Investment Holding Limited c/o Focus Media Holding Limited 28-30 /F, Zhao Feng World Trade Building 369 Jiangsa Road Shanghai 200050 People’s Republic of China

From:	Goldman Sachs International

Subject:	Capped Call Transaction 3

Ref. No:	SDB1631930669

Date:	September 30, 2011

The purpose of this Amendment to the Confirmation (this “Amendment”) is to amend certain terms and conditions of the Transaction (as defined below) entered into between Goldman Sachs International (“GSI”) and JJ Media Investment Holding Limited (“Counterparty”) (together, the “Contracting Parties”).

This Amendment amends, supplements and forms part of the Confirmation, dated as of September 7, 2010 (as amended by the Amendment to the Confirmation, dated as of June 22, 2011, the “Confirmation”), between the Contracting Parties, in respect of a certain Capped Call Transaction 3 (the “Transaction”) relating to the Shares, supplementing the Master Confirmation, dated as of September 7, 2010, between the Contracting Parties (the “Master Confirmation”), as amended by the Amendment to the Master Confirmation, dated as of June 21, 2011, and as further amended or supplemented from time to time. Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Confirmation or the Master Confirmation, as applicable.

In consideration of the premises and the agreements, provisions and covenants contained in this Amendment, the Contracting Parties hereby agree as follows:

1. The effectiveness of the provisions of paragraphs 2, 3, 4 and 6 of this Amendment shall be subject to the following conditions (the time at which the last such condition is satisfied being the “Amendment Effective Time”):

a.	Underlying Shares Issuer and GSI shall have executed a letter agreement in respect of certain matters relating to this Amendment; and

b.	The representations and warranties of Underlying Shares Issuer contained in the letter agreement referenced in clause (a) above shall be true and correct as of the date hereof.

***	Certain confidential information contained in this document, marked by brackets and asterisks, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2. Subject to paragraph 1 of this Amendment, the Confirmation is hereby amended as follows:

a.	For purposes of the Transaction to which the Confirmation relates, the definition in the Master Confirmation for each of the following defined terms is hereby replaced with the respective definition that follows:

Cash Settlement:	Notwithstanding Section 8.1 of the Equity Definitions, on each Cash Settlement Payment Date for the Transaction, for the respective Components of the Transaction for such Cash Settlement Payment Date, GSI shall pay to Counterparty an amount equal to (i) the sum of the Option Cash Settlement Amounts for all such Components of the Transaction minus (ii) the aggregate amount paid to Counterparty by GSI for all such Components of the Transaction pursuant to the provisions opposite the caption “Cash Settlement Prepayment” in respect of each Periodic Prepayment Date occurring prior to such Cash Settlement Payment Date; provided that, if, as of any Cash Settlement Payment Date, Counterparty shall not have fulfilled its obligations under paragraph 6 of this Amendment, such Cash Settlement Payment Date shall be postponed to occur as of the first such date such obligations have been fulfilled; provided, further that, for the avoidance of doubt, the occurrence of the Cash Settlement Payment Date pursuant to clause (ii) of the definition of Cash Settlement Payment Date will result in (x) full settlement of the Components of the Transaction with an Expiration Date occurring on or prior to [***] and (y) any 20% decrease in the “Number of Options” for the Transaction pursuant to the provisions opposite the caption “Corporate Transaction Adjustment” in the Master Confirmation that is made after such Cash Settlement Payment Date not being made for any Component of the Transaction with an Expiration Date occurring on or prior to [***].

Cash Settlement Payment Date:	(i) For each Component of the Transaction with an Expiration Date occurring on or prior to [***], the third (3rd) Currency Business Day following [***]; (ii) for each Component of the Transaction with an Expiration Date occurring during the period commencing on [***] and ending on, and including [***], the third (3rd) Currency Business Day following [***]; and (iii) for all other Components of the Transaction, the third (3rd) Currency Business Day following the Expiration Date for such Component with the latest scheduled Expiration Date.

b.	For purposes of the Transaction to which the Confirmation relates, the definition of the term “Periodic Prepayment Date” is hereby deleted and replaced with the following:

Periodic Prepayment Date:	(i) For each Component of the Transaction with an Expiration Date occurring on or prior to [***]; (ii) for each Component of the Transaction with an Expiration Date occurring after [***] and prior to the date one Settlement Cycle immediately preceding the Cash Settlement Payment Date determined pursuant to clause (iii) of the definition of Cash Settlement Payment Date, the third (3rd) Currency Business Day following the Expiration Date for such Component; provided that, for the avoidance of doubt, there shall be no Periodic Prepayment Date for each Component of the Transaction with an Expiration Date occurring after [***] and on or prior to [***].

3. Subject to paragraph 1 of this Amendment, the Confirmation is hereby amended by (i) replacing the table therein setting forth the Component Number of Options, the Strike Price and Cap Price with respect to the specified Components and scheduled Expiration Date for each Component of the Transaction to which the Confirmation relates with the table set forth in Attachment 1 hereto and (ii) replacing the date opposite the caption “Final Disruption Date” therein with the date January 4, 2012.

4. Subject to paragraph 1 of this Amendment, for purposes of the Transaction to which the Confirmation relates, the provisions opposite the caption “Corporate Transaction Adjustment” in the Master Confirmation shall be amended by replacing the portion of the proviso in “Corporate Transaction Adjustment” from the beginning of such proviso to, and including, the words “any Component” immediately preceding the parenthetical “(the “Unwind Reference Period”)” in the fifth and sixth lines thereafter in its entirety with the following: “provided that, the occurrence of a Corporate Transaction Event or a Related Corporate Transaction Event during the period consisting of (x) the period commencing on the date that is ten (10) Scheduled Trading Days prior to the scheduled Expiration Date specified for the first Component for any Transaction and concluding on the last Valuation Date to occur for any Component with a scheduled Expiration Date of [***], and (y) the period commencing on the date that is ten (10) Scheduled Trading Days prior to the first scheduled Expiration Date for any Component of any Transaction scheduled to occur after [***] and concluding on the last Valuation Date to occur for any Component”.

5. (i) In connection with this Amendment, as of the date hereof, each Contracting Party repeats its representations contained in Section 3 of the Agreement and its representations, warranties and agreements contained in Section 6 of the Master Confirmation (except for Section 6(b)(i) of the Master Confirmation).

(ii) Counterparty represents and warrants to, and agrees with, GSI that, as of the date hereof, Counterparty is not aware of any material nonpublic information concerning Underlying Shares Issuer, the Shares or the Underlying Shares.

(iii) For the avoidance of doubt, GSI hereby agrees that neither the entry into this Amendment by Counterparty nor any discussions or communications between the Contracting Parties regarding this Amendment shall be construed in any way as a breach by Counterparty of its agreement contained in Section 6(e) of the Master Confirmation.

6. Subject to paragraph 1 of this Amendment, for purposes of the Transaction to which the Confirmation relates, GSI hereby agrees that none of the announcement by Underlying Share Issuer or Counterparty of, the entry by the Underlying Share Issuer, under its USD 450 million Share repurchase program, into a 10b5-1 open market repurchase agreement on or about the date hereof or any transactions effected pursuant to such repurchase agreement shall constitute a Corporate Transaction Event or a Related Corporate Transaction Event under the Master Confirmation except for purchases under such program that are effected during the period commencing on the date that is ten (10) Scheduled Trading Days prior to the first scheduled Expiration Date for any Component of any Transaction scheduled to occur after [***] and concluding on the last Valuation Date to occur for any Component.

7. In connection with the amendments contemplated hereby, by 5:00 P.M., New York City time, on the fifth (5th) Scheduled Trading Day immediately following the date hereof, Counterparty shall have delivered to GSI an opinion of British Virgin Islands counsel in form and substance reasonably satisfactory to GSI in respect of this Amendment.

8. This Amendment amends solely the terms and provisions of the Transaction, the Confirmation and the Master Confirmation set forth herein and nothing in this Amendment is intended or shall be construed as amending or waiving any other terms or provisions of the Transaction, the Confirmation, the Master Confirmation or any other rights of the Contracting Parties under the Transaction, the Confirmation or the Master Confirmation. The Contracting Parties acknowledge that each of the Transaction, the Confirmation and the Master Confirmation (each as amended by this Amendment) are in full force and effect and is hereby confirmed and ratified in all respects. References in the Master Confirmation and the Confirmation to the Transaction, to the Confirmation or to the Master Confirmation shall mean the Transaction, the Confirmation and the Master Confirmation as amended by this Amendment.

9. This Amendment and all matters arising in connection with this Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York (without reference to its choice of laws doctrine other than Title 14 of Article 5 of the New York General Obligations Law).

10. Counterparty hereby confirms that its Process Agent for the purpose of Section 13(c) of the Agreement is Law Debenture Corporate Services Inc.

11. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

[Remainder of page left blank intentionally]

Counterparty hereby agrees to confirm that the foregoing (in the exact form provided by GSI) correctly sets forth the terms of the agreement between GSI and Counterparty with respect to this Amendment, by manually signing this Amendment or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to Equity Derivatives Documentation Department, Facsimile No. 212-428-1980/1983.

Yours faithfully,

GOLDMAN SACHS INTERNATIONAL

By:	/s/ Simon Watson
Name:	Simon Watson
Title:	Managing Director

Agreed and Accepted By:

JJ MEDIA INVESTMENT HOLDING LIMITED

By:	/s/ Jason Nanchun Jiang
Name:	Jason Nanchun Jiang
Title:	Director

[Signature Page to the Amendment to the Confirmation—Capped Call Transaction 3]

ATTACHMENT 1

For each Component of the Transaction, the Component Number of Options, the Strike Price and Cap Price with respect to the specified Components and scheduled Expiration Date (and, solely for illustrative purposes, the expected prepayment date and the expected settlement date) are set forth below:

Component Number	Component Number of Options	Strike Price	Cap Price	Expiration Date	Expected Prepayment Date (post [***] expiry 80%)	Expected Settlement Date (post [***] expiry 20%)
[***]	[***]	[***]	[***]	[***]	[***]	[***]